Exhibit 99.1

White Mountains Insurance Group, Ltd. White Mountains Insurance Group, Ltd. Annual Investor Meeting Annual Investor Meeting June 17, 2008

2 Forward-Looking Statements Certain information and statements included in this presentation are not historical facts but are forwardlooking statements. In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, we provide the following cautionary remarks regarding important risks and uncertainties which, among others, could cause our actual results to differ materially from our expectations. These risks and uncertainties include, but are not limited to: (i) the risks associated with Item 1A of the Company’s most recent report on Form 10-K; (ii) claims arising out of catastrophic events, such as hurricanes, earthquakes, floods or terrorist attacks; (iii) the continued availability of capital and financing; (iv) general economic, market or business conditions; (v) business opportunities (or lack thereof) that may be presented to us and pursued; (vi) competitive forces, including the conduct of other insurers and reinsurers; (vii) changes in domestic or foreign laws or regulations applicable to us, our competitors or our clients; (viii) an economic downturn or other economic conditions adversely affecting our financial position; (ix) recorded loss reserves subsequently proving to have been inadequate; and (x) other factors, most of which are beyond our control. Consequently, all of the forward-looking statements made in this presentation are qualified by these cautionary remarks, and the results or developments that we anticipate may not be realized or, even if substantially realized, there is no assurance that they will have the expected consequences to, or effects on, us or our business or operations. We assume no obligation to update publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. Non-GAAP Financial Measures Within this presentation, we use certain non-GAAP financial measures which are identified with a “NGM” designation. Please see the appendix at the end of the presentation for an explanation of each such non-GAAP financial measure and a reconciliation of the measure to its most closely comparable GAAP financial measure. An electronic copy of this presentation can be found at our website: www.whitemountains.com

3 Financial Highlights Financial Highlights ($ in millions, except per share values) 2006 2007 1Q08 Adjusted comprehensive net incomeNGM $734 $481 $0 Fully diluted tangible book value per shareNGM $406 $444 $443 - growth, including dividends 21% 12% 0% OneBeacon growth in ABVPSNGM, including dividends 17% 16% -1% OneBeacon GAAP combined ratio 96% 93% 100% WMRe GAAP combined ratio 102% 94% 94% Esurance direct written premiums (TTM) $600 $803 $825 Esurance economic combined ratioNGM 97% 104% 105% Investments pre-tax total returnNGM 9.1% 8.3% 0.8%

4 $0 $100 $200 $300 $400 $500 $600 $700 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 1Q08 Market Value Per Share Fully Diluted Tangible Book Value Per Share Our Track Record Our Track Record White Mountains Returns From IPO in 1985 Market Value Per Share: 16% annualized, including dividends Fully Diluted TBV Per ShareNGM: 17% annualized, including dividends (1) Spin-off of White Riv er Corporation (2) As of June 16, 2008 (1) $448 (2) $443 $22 $25.75 NGM

5 Recent Developments Recent Developments Increase of $60 million ($33 million a/t) to WMRe’s reserves in 2Q08 - $140 million increase in WMRe America (Folksamerica) reserves - Partially offset by $80 million release at WMRe Sirius - Deep dive into reserves to put an end to poor reserving track record

6 WMRe WMRe – Casualty Reserve Review Casualty Reserve Review In 1Q08, we received claims reports indicating substantial increase in claims activity from 2000-01 construction defect (“CD”) exposed accounts Triggered detailed review of all 3 CD exposures – all written 2001/prior - Result was 1Q08 net $29 million reserve addition - $41 million for CD Also triggered 2Q08 “self due diligence” of all other casualty reserves - Detailed multi-discipline (underwriting, claims & actuarial) review by staff & external consultants Result of 2Q08 study for WMRe America: - $140 million reserve addition ($91 million after tax) – predominantly 1996- 2002 - Confirmed 2003-07 casualty book properly underwritten For WMRe Group – net of Sirius’ reserve release of $80 million: - 2Q08 after tax reserve addition of $33 million - 2% of net reserves, 1% of regulatory capital & 1% of GAAP equity

7 Recent Developments Recent Developments Increase of $60 million ($33 million a/t) to WMRe’s reserves in 2Q08 - $140 million increase in WMRe America (Folksamerica) reserves - Partially offset by $80 million release at WMRe Sirius - Deep dive into reserves to put an end to poor reserving track record Undeployed Capital > $1 billion - Berkshire Exchange - $750 million - Share buybacks of 291,000 shares in 2007 ($145 million) - Remaining authorization of 709,000 shares Answer Financial - Large online/call center insurance agency - Good financial transaction - Leverage Esurance marketing spend - Positioned for expansion of online markets

Diversified Businesses

Insurance

OneBeacon (75%)

($1.9 billion of regulatory capital)

- **Specialty / Commercial**
- **Personal / Reciprocals**

Esurance

($0.4 billion of capital, mostly inside WMRe)

- **Online personal auto**
- **Referral fees**
- **Answer Financial**

Galileo Weather

Reinsurance

White Mountains Re

($3.0 billion of regulatory capital, including capital supporting Esurance)

- **WMRe Sirius**
- **WMRe America**
- **WMRe Bermuda**

WTM Life Re

- **Japanese Variable Annuities**

Investments

White Mountains Advisors

WTM Consolidated Portfolio

- **$12 billion**

Third-Party Assets

- **$18 billion**

Strong Relationship with Prospector Partners

Symetra

8

9 $18.72 $19.14 $18.85 $17.76 $17.20 $16.18 $18.21 22.2% 23.5% 20.4% 11.1% 6.3% 15.1% $15 $16 $17 $18 $19 $20 09/30/06 (Pro-Forma) 12/31/2006 3/31/2007 6/30/2007 9/30/2007 12/31/2007 3/31/2008 0% 5% 10% 15% 20% 25% ABVPS Cumulative ABVPS Growth Cumulative Growth in Adjusted Book Value per Share Cumulative Growth in Adjusted Book Value per Share NGM NGM (A) ABVPS (NGM) growth including quarterly dividends of $0.21 per share paid quarterly beginning in March 2007 and a special dividend of $2.03 per share paid in March 2008. (B) Adjusted to add back the $2.03 special dividend. (A) (B) OneBeacon OneBeacon NGM NGM

10 OneBeacon Segment Results OneBeacon Segment Results Net Written Premium ($ millions) GAAP Combined Ratio $2,459 $2,121 $1,958 $1,864 $1,973 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 2003 2004 2005 2006 2007 98% 99% 98% 96% 93% 70% 75% 80% 85% 90% 95% 100% 105% 110% 2003 2004 2005 2006 2007

11 OneBeacon OneBeacon Bermuda-based specialty property and casualty insurer - Track record of growing profitable specialty and segmented commercial businesses - Northeast personal lines business Underwriting profits for each of the past five years Solid growth in adjusted book value per shareNGM , including dividends - 22% since IPO Active capital management - $195 million special dividend (1Q08) - $91 million share repurchase (August 07 – May 08) • 4% of beginning outstanding shares • $109 million remaining under share repurchase authorization Strong balance sheet Growth opportunities in specialty businesses

12 White Mountains Re White Mountains Re Segment Results Segment Results Net Written Premium ($ millions) GAAP Combined Ratio $886 $1,246 $1,304 $1,290 $1,096 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2003 2004 2005 2006 2007 96% 104% 118% 102% 94% 70% 75% 80% 85% 90% 95% 100% 105% 110% 115% 120% 2003 2004 2005 2006 2007

13 White Mountains Re White Mountains Re - Organization Organization Top 20 global reinsurer Geographic & business line diversification $3.0B of regulatory capital $1.8B of legal entity gross premiums (includes Esurance) $1.3B of segment gross premiums White Mountains Re Bermuda $0.9B of regulatory capital $0.7B of segment premiums White Mountains Re Solutions $1.7B of regulatory capital $0.4B deferred tax on safety reserve $0.6B of segment premiums $0.8B of regulatory capital WMReAmerica WMRe Bermuda WMRe Sirius U.S. Sweden Bermuda

14 White Mountains Re White Mountains Re – 2007 Results & Progress 2007 Results & Progress Underwriting discipline maintained in a softening market Gross written premiums declined 20% from 2006 94% GAAP combined ratio Restructured capital ($ millions): Debt & preferred issuance WMRe America distribution Capital stacking $ 650 285 250 Sources $ 466 $ 750 Returned to White Mountains Capitalized WMRe Bermuda Capitalized WMRe Bermuda and began U.S. to Bermuda quota shares in 4Q07 Uses

15 White Mountains Re White Mountains Re – Outlook Outlook Strong team at WMRe America WMRe Sirius & WMRe Bermuda remain in good hands - Bermuda began writing business directly in 2Q08 The balance sheet now meets our principles - keep it there Maintain underwriting discipline - Forecast gross premiums of $1.1 billion in 2008 – down 13% Continue to right-size capital - Plan to return $300 million of capital to White Mountains in 2008 Search for opportunistic transactions Migrate to multi-line platform in Bermuda Use alternative sources of capital in our business

16 Esurance Segment Results Esurance Segment Results Direct Written Premium ($ millions) Policies In Force (000’s) $116 $201 $352 $600 $803 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 2003 2004 2005 2006 2007 119 212 373 485 74 0 50 100 150 200 250 300 350 400 450 500 2003 2004 2005 2006 2007

17 Esurance Segment Results Esurance Segment Results GAAP Combined Ratio Economic Combined RatioNGM 81% 69% 67% 73% 82% 20% 16% 12% 9% 7% 19% 17% 30% 26% 27% 0% 20% 40% 60% 80% 100% 120% 140% 2003 2004 2005 2006 2007 120% 102% 109% 108% Loss + LAE Other Underwriting Acquisition 69% 67% 73% 82% 18% 13% 12% 9% 7% 14% 13% 16% 15% 15% 81% 0% 20% 40% 60% 80% 100% 120% 140% 2003 2004 2005 2006 2007 Loss + LAE Other Underwriting Acquisition 113% 95% 95% 97% 104% 116%

18 Esurance Esurance Online personal auto insurance company 3rd largest provider of online personal auto quotes 30th largest U.S. personal auto insurance company Writing business in 28 states (representing 85% of the U.S. personal auto insurance market) Advertising spend: - 2005 - $60 million - 2006 - $87 million - 2007 - $125 million - 2008E - < $100 million $833 million in TTM direct written premium (May 2008) 500,000 policies in force

19 Esurance Esurance 25% 14% 7% 6% 2% 27% % of Online Quotes Submitted* % of Online Quotes Submitted* *Sources: Quotes submitted as of December 2007 from ComScore; awareness as of May 2008 from Abacus 39% 35% 18% 12% 11% Online Shoppers % Named for Online Auto Insurance* % Named for Online Auto Insurance*

20 Answer Financial Answer Financial National insurance agency selling online and over the phone Sells personal auto, motorcycle, homeowners, condo and renters Offers comparative quotes from 15 auto insurers, including Travelers Progressive Hartford AIG Safeco Esurance Focused on distribution through partners - financial services - retailers - insurance carriers Commission revenue of $40 million in 2007 - Premium volume of $350 million 295,000 policies in force (May 2008)

21 Answer Financial, continued Answer Financial, continued 69% White Mountains ownership Transaction structure - $72 million enterprise value • Large policyholder base • Sophisticated technology platform • Preserved use of significant net operating losses Optimize Esurance marketing spend

22 White Mountains Financial Services White Mountains Financial Services We actively seek value creating transactions and/or businesses - Activity high; hit rate low. Answer Financial, Berkshire Exchange. - Galileo Weather Risk Management • Heating/cooling degree days; precipitation; sunshine hours; frost days • New Dual Trigger or contingent products; i.e. temperature/gas – less competition • Infrastructure in place; increasing corporate customers/relationships • 2008 goals: increase business production; demonstrate earnings power - WTM Life Re • Reinsures variable annuity guarantees; uses capital markets to partially hedge risks • Large treaty of in-force business with leading direct writer of variable annuities in Japan • Economically in good shape but volatile GAAP results ($21 million loss in 1Q08; reversing back) • 2008 goals: increase in force business; reduce volatility; stand alone rating - Other (Pentelia)

23 Consolidated Investments Consolidated Investments – Pre Pre-tax Total tax Total Return ReturnNGM NGM Investments – Pre-tax Total ReturnNGM 2003-1Q08 Cumulative 2007 1Q08 Annualized Fixed income 7.3% 2.3% 5.2% Short term investments 5.7% 1.0% 3.1% Common stock 8.8% -3.8% 15.5% Other investments 19.3% -2.2% 14.4% Pension 10.6% -1.7% 14.1% Total 8.3% 0.8% 6.9% Conventional wisdom benchmark [1] 6.8% 0.5% 5.5% Lehman Aggregate 7.0% 2.2% 4.6% S&P 500 5.5% -9.4% 10.1% 10 year treasury + 150 basis points 11.7% 6.2% 6.4% [1] 85% of the Lehman Aggregate index / 15% of the S&P 500 index

24 Investments Investments Asset allocation - 24% of investments in equities = 58% of shareholders’ equity - 76% of investments in fixed income • AA+ quality • 2 year duration Currency exposure - Regulatory - $1.7 billion (SEK, EUR, GBP) - Discretionary - $0.3 billion (GBP, AUD) Fair value measurement - FAS 157 Level III assets - $956 million • 2/3 of Level III - limited partnerships due to reporting lag

25 Investments, continued Investments, continued Going forward - Low real rate environment / outsized risks - Modest return potential in bonds; better risk vs. reward in stocks - Stick to our knitting – keep risks low, avoid losses in bonds, and find good value stocks

26 Capital Activities Capital Activities 2007 - WMRe - $400 million senior notes (March) - WMRe - $250 million preference shares (May) - WTM - $475 million credit facility (June) - WTM – buyback of 291,000 shares (4Q) 2008 - OneBeacon - $2 per share special dividend, $146 million to WTM (March) -WTM - Exchange Agreement with Berkshire Hathaway (March) - OneBeacon - Redeemed Berkshire preferred stock (May)

27 Berkshire Exchange Berkshire Exchange In March, we entered into an exchange agreement with Berkshire Hathaway Berkshire Hathaway will exchange all or substantially all of its 1.7 million shares of WTM at $485 per share for: - Two runoff businesses with GAAP book value of $58 million - $751 million in cash, subject to adjustment Transaction enables WTM to exit two runoff companies at an attractive valuation (1.5x book value) and to reduce undeployed capital within the organization Exchange is expected to be tax free for both parties Remains on track for 3Q08 closing

28 Consolidated Capitalization Consolidated Capitalization [1] Pro forma for repayment of $375 million of debt and the Berkshire Exchange Pro Forma [1] ($ in millions) 12/31/07 3/31/08 3/31/08 Total debt 1,193 $ 1,666 $ 1,291 $ Preferred stock - White Mountains Re 250 250 250 Minority interest - OneBeacon 517 407 407 Adjusted common equityNGM 4,689 4,672 3,864 Total tangible capitalNGM 6,649 $ 6,995 $ 5,812 $ Debt to total tangible capitalNGM 18% 24% 22% Debt and preferred to total tangible capitalNGM 22% 27% 27%

29 Symetra Symetra Formerly Safeco Life & Investments Acquired August 2, 2004 - WTM & BRK each with 24% fully converted ownership 13% annualized growth in adjusted book value per shareNGM, including dividends, since closing Withdrew IPO in late 2007 due to poor equity market environment Business doing well - on track for record sales – 1Q08 book value growth essentially flat as good operating performance offset by losses in the investment portfolio ($ in millions, except per share amounts) 8/2/04 12/31/05 12/31/06 12/31/07 Total assets 21,947 $ 20,852 $ 20,139 $ 19,587 $ Adjusted common equityNGM 1,065 $ 1,276 $ 1,349 $ 1,312 $ including cumulative dividends 1,065 $ 1,276 $ 1,449 $ 1,612 $

30 What to Expect What to Expect Growth in tangible book value per share Commitment to our operating principles - underwriting comes first - maintain a disciplined balance sheet - invest for total return - think like owners Prudent capital deployment and active capital management Opportunistic approach to the business

31 Wise Words Wise Words Benjamin Graham “In the short run the market is a voting machine; in the long run it is a weighing machine.” Benjamin Graham

White Mountains Insurance Group, Ltd. White Mountains Insurance Group, Ltd. Annual Investor Meeting Annual Investor Meeting June 17, 2008

33 Appendix Appendix – Non Non-GAAP Financial Measures GAAP Financial Measures 1. Adjusted comprehensive net income is a non-GAAP measure that excludes the change in net unrealized gains from Symetra’s fixed maturity portfolio from comprehensive net income. GAAP requires these assets to be marked-to-market, which results in gains during periods when interest rates fall and losses in periods when interest rates rise. Because the liabilities related to the life insurance and structured settlement products that these assets support are not marked-tomarket, it is likely that the economic impact on Symetra would be the opposite of that shown under GAAP (i.e., in general, Symetra’s intrinsic value increases when interest rates rise and decreases when interest rates fall). 2. Fully diluted tangible book value per share is a non-GAAP measure which is derived by expanding the GAAP book value per share calculation to include the effects of assumed conversion of all convertible securities and to exclude any unamortized goodwill and net unrealized gains from Symetra’s fixed maturity portfolio. 3. Adjusted book value per share (ABVPS) for OneBeacon is a non-GAAP measure that reflects its book value per share excluding the impact of economically defeasing OneBeacon’s mandatorily redeemable preferred stock. 4. Adjusted common equity is a non-GAAP measure that excludes the net unrealized gains from Symetra’s fixed maturity portfolio and any unamortized goodwill from GAAP shareholders’ equity. 5. Adjusted book value per share for Symetra is a non-GAAP measure that reflects its book value per share excluding the impact of net unrealized gains from its fixed maturity portfolio. 6. Total tangible capital is a non-GAAP measure that excludes the net unrealized gains from Symetra’s fixed maturity portfolio and any unamortized goodwill from GAAP shareholders’ equity. 7. Pre-tax total return is a non-GAAP measure that includes in GAAP investment returns the performance of OneBeacon’s internally-managed pension plan investments not consolidated under GAAP and WTM’s investment in Symetra which is recorded as an investment in unconsolidated insurance affiliate, and excludes the performance of investments held by certain entities consolidated under FIN 46 and the earnings on funds held under reinsurance treaties. 8. Economic combined ratio for Esurance is a non-GAAP measure that defers and amortizes certain acquisition expenses over the term of the policy written and its expected renewals (whereas GAAP combined ratio requires amortization of such expenses over just the initial policy term). In addition, economic combined ratio offsets acquisition expenses with revenue Esurance receives when referring business it cannot underwrite.

34 Appendix Appendix – Reconciliation of Non Reconciliation of Non-GAAP Financial Measures GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of adjusted comprehensive net income to GAAP comprehensive net income ($ in millions) 2006 2007 1Q08 GAAP comprehensive net income (loss) $ 706 $ 479 $ (21) change in net unrealized gains from Symetra's fixed maturity portfolio 28 2 21 adjusted comprehensive net income $ 734 $ 481 $ 0

35 Appendix Appendix – Reconciliation of Non Reconciliation of Non-GAAP Financial Measures GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of fully diluted tangible book value per share to GAAP book value per share ($ in millions, except per share amounts; shares in thousands) Numerator 12/31/06 12/31/07 3/31/08 GAAP common shareholders' equity $ 4,455 $ 4,713 $ 4,679 benefits to be received from share obligations under employee benefit plans 5 2 1 remaining adjustment of subsidiary preferred stock to face value (42) (16) (8) book value per share, numerator 4,418 4,699 4,672 less: net unrealized gains from Symetra's fixed maturity portfolio 4 6 27 goodwill (33) (30) (34) fully converted tangible book value per share, numerator $ 4,390 $ 4,675 $ 4,665 Denominator common shares outstanding 10,783 10,554 10,570 common shares issuable upon exercise of outstanding warrants - - - share obligations under employee benefit plans 30 10 9 GAAP book value per share, denominator 10,812 10,564 10,579 unearned restricted shares - (47) (50) fully diluted tangible book value per share, denominator 10,812 10,517 10,529 GAAP book value per share $ 409 $ 445 $ 442 fully diluted tangible book value per share $ 406 $ 444 $ 443

Appendix – Reconciliation of Non-GAAP Financial Measures

White Mountains Insurance Group, Ltd.
Reconciliation of OneBeacon's adjusted book value per share to GAAP book value per share
($ in millions, except per share amounts, shares in millions)

	9/30/06	Pro Forma 9/30/06 (1)	12/31/06	12/31/07	3/31/08
Numerator					
Common shareholders' equity	$ 1,695	$ 1,683	$ 1,777	$ 1,907	$ 1,613
Remaining adjustment of subsidiary preferred stock to face value	(65)	(65)	(58)	(22)	(11)
Adjusted common shareholders' equity	$ 1,630	$ 1,618	$ 1,719	$ 1,885	$ 1,602
Denominator					
Common shares outstanding	100	100	100	99	96
GAAP book value per common share	$ 16.95	$ 16.83	$ 17.77	$ 19.36	$ 16.80
Adjusted book value per common share	$ 16.30	$ 16.18	$ 17.19	$ 19.14	$ 16.69
Adjusted book value per common share, including dividends	$ 16.30	$ 16.18	$ 17.19	$ 19.98	$ 19.77
Growth in adjusted book value per common share, including dividends, year to date			17%	16%	-1%
Growth in adjusted book value per common share, including dividends, from pro forma September 30, 2006					22%

(1) The pro forma data as of September 30, 2006 has been derived by application of pro forma adjustments related to the internal reorganization and other transactions that were completed in anticipation of and in conjunction with the initial public offering of OneBeacon. See OneBeacon's Prospectus dated November 8, 2006 for a further description of pro forma adjustments.

White Mountains

36

37 Appendix Appendix – Reconciliation of Non Reconciliation of Non-GAAP Financial Measures GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of adjusted common equity to GAAP common shareholders' equity ($ in millions) Pro Forma 12/31/07 3/31/08 3/31/08 [1] GAAP common shareholders' equity $ 4,713 $ 4,679 $ 3,871 less: net unrealized gains from Symetra's fixed maturity portfolio 6 27 27 goodwill (30) (34) (34) adjusted common equity $ 4,689 $ 4,672 $ 3,864 [1] Pro-forma for the repayment of $375 million of debt and the Berkshire Exchange

38 Appendix Appendix – Reconciliation of Non Reconciliation of Non-GAAP Financial Measures GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of Symetra's adjusted common equity to GAAP common shareholders' equity ($ in millions, except per share amounts; shares in millions) 8/02/04 12/31/05 12/31/06 12/31/07 GAAP common shareholders' equity $ 1,065 $ 1,405 $ 1,327 $ 1,285 Less: net unrealized gains from fixed maturity portfolio - (129) 22 27 adjusted common equity $ 1,065 $ 1,276 $ 1,349 $ 1,312 shares outstanding 93 93 93 93 adjusted book value per share 11.49 $ 13.78 $ 14.56 $ 14.16 $ annualized growth in adjusted book value per share, including dividends 15% 14% 13%

39 Appendix Appendix – Reconciliation of Non Reconciliation of Non-GAAP Financial Measures GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of total tangible capital to GAAP capital ($ in millions) Pro Forma 12/31/07 3/31/08 3/31/08 [1] GAAP common shareholders' equity $ 4,713 $ 4,679 $ 3,871 minority interest - OneBeacon 517 407 407 debt 1,193 1,666 1,291 preferred stock 250 250 250 total GAAP capital 6,674 7,002 5,819 less: net unrealized gains from Symetra's fixed maturity portfolio 6 27 27 goodwill (30) (34) (34) total tangible capital $ 6,649 $ 6,995 $ 5,812 debt to total tangible capital 18% 24% 22% debt and preferred stock to total tangible capital 22% 27% 27% [1] Pro-forma for the repayment of $375 million of debt and the Berkshire Exchange

40 Appendix Appendix – Reconciliation of Non Reconciliation of Non-GAAP Financial Measures GAAP Financial Measures Investment Return Reconciliation - 2006 total return before pension 8.7% effect of pension plan return [1] 0.4% investments - pretax total return 9.1% Pre-tax Adjusting GAAP Total Return Items Return fixed income investments 6.5% -0.6% [2] 5.9% short-term investments 5.0% 1.1% [3] 6.1% common stock 20.1% 1.9% [4] 22.0% other investments 14.5% 2.4% [5] 16.9% total return before pension 8.7% -0.5% 8.2% [1] Pension plan investments are not included in the calculation of GAAP returns but are included in calculation of pretax total return. [2] Difference primarily attributable to classification of convertible securities as fixed income under GAAP and inclusion of interest earned on funds held by ceding companies in GAAP return. [3] Difference primarily attributable to inclusion of interest earned on funds held by ceding companies in GAAP return. [4] Difference primarily attributable to classification of convertible securities as fixed income under GAAP (for calculation of pre-tax total return, convertible securities are deemed to be common stocks) as well as consolidation of investments held by certain entities we consolidate under FIN 46. [5] Difference primarily attributable to consolidation of investments and related returns held by certain entities we consolidate under FIN 46 and treatment of Symetra warrants as investment in affiliate under GAAP.

41 Appendix Appendix – Reconciliation of Non Reconciliation of Non-GAAP Financial Measures GAAP Financial Measures Investment Return Reconciliation - 2007 total return before pension 8.1% effect of pension plan return [1] 0.2% investments - pretax total return 8.3% Pre-tax Adjusting GAAP Total Return Items Return fixed income investments 7.3% -0.9% [2] 6.4% short-term investments 5.7% -0.5% [3] 5.2% common stock 8.8% 0.2% [4] 9.0% other investments 19.3% 10.4% [5] 29.7% total return before pension 8.1% -0.5% 7.6% [1] Pension plan investments are not included in the calculation of GAAP returns but are included in calculation of pretax total return. [2] Difference primarily attributable to certain foreign currency gains not separately identified in GAAP financial statements (and therefore excluded from GAAP investment return) and inclusion of interest earned on funds held by ceding companies in GAAP return. [3] Difference primarily attributable to certain foreign currency gains not separately identified in GAAP financial statements (and therefore excluded from GAAP investment return) and inclusion of interest earned on funds held by ceding companies in GAAP return. [4] Difference primarily attributable to classification of convertible securities as common stocks for calculation of pre-tax total return as well as consolidation of investments held by certain entities we consolidate under FIN 46. [5] Difference primarily attributable to consolidation of investments and related returns held by certain entities we consolidate under FIN 46 and treatment of Symetra warrants as investment in affiliate under GAAP.

42 Appendix Appendix – Reconciliation of Non Reconciliation of Non-GAAP Financial Measures GAAP Financial Measures Investment Return Reconciliation - 1Q 08 total return before pension 0.8% effect of pension plan return [1] 0.0% investments - pretax total return 0.8% Pre-tax Adjusting GAAP Total Return Items Return fixed income investments 2.3% -0.4% [2] 1.9% short-term investments 1.0% -0.3% [3] 0.7% common stock -3.8% -0.2% [4] -4.0% other investments -2.2% -1.3% [5] -3.5% total return before pension 0.8% -0.3% 0.5% [1] Pension plan investments are not included in the calculation of GAAP returns but are included in calculation of pretax total return. [2] Difference primarily attributable to certain foreign currency gains not separately identified in GAAP financial statements (and therefore excluded from GAAP investment return) and inclusion of interest earned on funds held by ceding companies in GAAP return. [3] Difference primarily attributable to certain foreign currency gains not separately identified in GAAP financial statements (and therefore excluded from GAAP investment return) and inclusion of interest earned on funds held by ceding companies in GAAP return. [4] GAAP returns include the investment assets and returns of certain entities required to be consolidated under FIN 46. For purposes of this presentation, those entities required to be consolidated under FIN 46 are excluded from pretax total return. [5] Difference primarily attributable to consolidation of investments and related returns held by certain entities we consolidate under FIN 46 and treatment of Symetra warrants as investment in affiliate under GAAP.

43 Appendix Appendix – Reconciliation of Non Reconciliation of Non-GAAP Financial Measures GAAP Financial Measures White Mountains Insurance Group, Ltd. Reconciliation of Esurance's economic combined ratio to GAAP combined ratio 2003 2004 2005 2006 2007 GAAP combined ratio 120% 102% 109% 108% 116% customer acquisition impact [1] -7% -6% -14% -11% -12% operating expense impact [2] 0% -1% 0% 0% 0% economic combined ratio 113% 95% 95% 97% 104% [1] GAAP combined ratio requires certain acquisition expenses be deferred and amortized over the term of the policy written. Economic combined ratio instead amortizes such expenses over the term of the policy written and its expected renewals. In addition, economic combined ratio offsets acquisition expenses with revenue Esurance receives when referring business it does not underwrite. [2] GAAP combined ratio includes other expenses relating to underwriting policies. Economic combined ratio offsets other expenses with other revenues it receives (i.e., installment fees, policy fees, etc.).